Valeritas Receives Court Approval of Sale of Business to Zealand Pharma

Will Result in the Retention of the Vast Majority of Valeritas Employees

Enables Continued Production and Distribution of V-Go® Wearable Insulin Delivery Device

BRIDGEWATER, New Jersey, March 20, 2020 - Valeritas Holdings, Inc. (OTCPK: VLRXQ) (“Valeritas” or the “Company”), a medical technology company and maker of the V-Go® Wearable Insulin Delivery device, today announced that the U.S. Bankruptcy Court for the District of Delaware (the “Court”) approved the sale of substantially all of the business to Zealand Pharma A/S (NASDAQ: ZEAL) (“Zealand”), a Denmark-based biotechnology company. The transaction is expected to be completed during the first week of April, subject to the satisfaction of applicable closing conditions.

Zealand submitted the previously announced stalking horse bid on February 9, 2020. Under the terms of the executed asset purchase agreement filed with the Court, the total consideration includes $23 million of cash and the assumption of certain liabilities related to the ongoing business.

The agreement contemplates that Zealand, at close, would continue the Company’s commercially-focused operations and retain the majority of Valeritas employees. Among other things, the continued employment will help ensure a seamless transition of the business to Zealand ownership and the continued production and distribution of V-Go®.

“We are pleased to receive the Court’s approval of the sale of our business to Zealand, a company that is committed to continuing the commercialization of V-Go®,” said John Timberlake, President and Chief Executive Officer of Valeritas. “Under new ownership, our team will be well positioned to continue to work hard to improve the health of and simplify the lives of people with diabetes. I want to take this opportunity to thank our employees for their loyalty and dedication to the Valeritas mission and to serving our patients and prescribers during this process.”

In addition, the Court today approved a global settlement among the Company, its prepetition lenders, and the Official Committee of Unsecured Creditors that will facilitate a consensual exit from Chapter 11 and provide a pathway for a possible recovery for the Company’s unsecured creditors.

Valeritas and its subsidiaries filed voluntary Chapter 11 cases on February 9, 2020 to accomplish the sale of the Company’s assets in the most efficient manner as part of a competitive bidding process. Additional information about the proceeding, including access to Court documents, can be found at www.kccllc.net/valeritas.

The Company cautions that trading in its securities during the pendency of the Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 proceedings. Based upon the current proceeds available from the asset sale to Zealand, after payment to the Company’s postpetition lenders and the other secured lenders and the payment of other liabilities, there will not be any proceeds available for distribution to the holders of the Company’s common stock.

DLA Piper LLP (US) is serving as legal counsel to Valeritas, Lincoln International is serving as investment banker, and PricewaterhouseCoopers LLP is serving as financial advisor.

About Valeritas Holdings, Inc.

Valeritas is a commercial-stage medical technology company focused on improving health and simplifying life for people with diabetes by developing and commercializing innovative technologies. Valeritas’ flagship product, V-Go® Wearable Insulin Delivery device, is a simple, affordable, all-in-one basal-bolus insulin delivery option for adult patients requiring insulin that is worn like a patch and can eliminate the need for taking multiple daily shots. V-Go® administers a continuous preset basal rate of insulin over 24 hours, and it provides discreet on-demand bolus dosing at mealtimes. It is the only basal-bolus insulin delivery device on the market today specifically designed keeping in mind the needs of type 2 diabetes patients. Headquartered in Bridgewater, New Jersey, Valeritas operates its R&D functions in Marlborough, Massachusetts.

Forward-Looking Statements
This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell substantially all of its assets to Zealand Pharma pursuant to Chapter 11 of the U.S. Bankruptcy Code or the timing thereof; the Company’s intention to continue operations while the Company works to complete its sale process to Zealand Pharma; the Company’s intended use of the proceeds from its DIP financing facility; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s drug delivery device and patient support services during the Chapter 11 proceedings and prior to closing of the asset sale; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: unforeseen circumstances or other disruptions to normal business operations or closing of the asset sale arising from or related to COVID-19; the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations prior to closing of the asset sale and to maintain contracts that are critical to its operations or necessary for closing of the asset sale to Zealand Pharma; the outcome and timing of the Chapter 11 process and closing of the asset sale to Zealand Pharma; the effect of the Chapter 11 filings and asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding the Company’s ability to successfully close the asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”) (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent quarterly and periodic reports), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this press release. The forward-looking statements in this press release are qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
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